UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report: December 15, 2009
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CHDT CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)		Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
 (Registrant's telephone number, including area code)

ITEM 3.02 Unregistered Sales of Equity Securities
ITEM 5.01 Changes in Control of Registrant
ITEM 8.01 Other Matters

Conversion of Preferred Stock: CHDT Corporation, a Florida corporation,  (“Company”) received separate written notices today from Stewart Wallach, Company’s Chief Executive Officer, President and a director, Howard Ullman, Company’s Chairman of the Board, Laurie Holtz, Company director and Jeffrey Postal, Company director, (collectively, the “converting shareholders”) that each of them is voluntarily, separately requesting the conversion of all of their respective shares of Company Series B-1 Convertible Preferred Stock (“Series B-1 Stock”) into shares of Company Common Stock, $0.0001 par value, (“Common Stock”), (the “Conversion”). Each share of Series B-1 Stock converts into 66.66 shares of Common Stock upon demand of the holder and without any conversion payment.  The number of shares of Series B-1 Stock beneficially owned and being converted and the pre-conversion and post-conversion beneficial ownership of the converting shareholders of Common Stock are set forth below in Table One.

Purpose of Conversion.   Based on the stated intent of the converting shareholders, they are converting the Series B-1 Stock in order to convert their respective equity positions in the illiquid Series B-1 Stock into the more liquid shares of Common Stock, which Common Stock is quoted on the Over-the-Counter Bulletin Board under the symbol “CHDO.OB.”  The Series B-1 Stock is not publicly traded.   While the converting shareholders may have had informal discussions on the advantage of enhanced voting power of the Company officers and directors in order to approve routine corporate action requiring shareholder approval by written consent and without the cost and effort of a shareholder meeting, such enhanced voting power is not, based on converting shareholders current expressed intent, the primary reason for the Conversion by any of the converting shareholder.  The Company is not aware of any agreement or intent by the converting shareholders to vote as a group or in unison on any specific or future corporate action requiring or presented for shareholder approval, but the converting shareholders have usually voted in the same manner on past corporate actions presented for shareholder approval at a shareholder meeting or by written consent.

Prior to the Conversion, and as of December 11, 2009, the Company officers and directors own in the aggregate 171,177,945 shares of Common Stock, or approximately 31% of the outstanding voting power of the Common Stock (based on 560,041,645.990 shares of Common Stock outstanding as of December 11, 2009).  Assuming the conversion of all of the Series B-1 Stock by the converting shareholders, the Company officers and directors would own in the aggregate 259,769,085 shares of Common Stock, or 40% of the outstanding voting power of the Common Stock.  Such a voting power, if voted together, effectively allows the converting shareholders to approve any corporate action presented for shareholder approval if they also obtain the consent of Bart Fisher, a former Company officer and director, and his spouse, who in the aggregate beneficially own approximately 12% of the current outstanding voting power of the Company.  The Company is not aware of any discussions or agreement between or among the converting shareholders and the Fishers to vote as a group or in the same manner on any future corporate actions requiring shareholder approval at a meeting or by written consent, but the Fishers have voted as recommended by Company management on corporate actions presented for shareholder approval in the past.

Table One: Current and Post Conversion Beneficial Ownership of
Common Stock and Series B-1 Stock by Converting Shareholders
As of December 11, 2009 and Based on 560,041,645.990 Shares of Common Stock outstanding as of December 11, 2009

Name of Converting Shareholder/Title	Ownership of Series B-1 Stock Prior to Conversion/ % of Outstanding Shares of Series B-1 Stock (1)	Ownership of Common Stock prior to Conversion/ % of Outstanding Shares of Common Stock (2)	Shares of Common Stock issuable upon Conversion	Ownership of Series B-1 Stock after Conversion	Ownership of Common Stock after Conversion/% of Outstanding Shares of Common Stock (3)
Stewart Wallach, CEO/Director	892,124/67%	65,157,295/12%	59,468,986	-0-	124,626,281/19%
Howard Ullman, Chairman of the Board	181,876/14%	92,365,400/16%	12,123,854	-0-	104,489,254/16%
Laurie Holtz, Director	5,000/less than 1%	4,295,000/less than 1%	333,300	-0-	4,628,300/less than 1%
Jeffrey Postal, Director	250,000/18%	7,236,250/1%	16,665,000	-0-	23,901,250/4%

TOTAL	1,329,000/100%	171,177,945/30%	88,591,140	-0-	259,769,085/40%

No Voting Agreements.  The Company officers and directors and Mr. Fisher and his spouse do not have any known agreement or known understanding as to voting in unison or as a group on any specific or future corporate matter presented for shareholder approval. Nonetheless, the conversion may be deemed an effort to obtain voting control over the Company by its officers, directors and “affiliates” on any and all matters presented or requiring shareholder approval.  The converting shareholders have denied to the Company any intent or agreement to form a group or agreement to vote as a group on such matters or to effect any change of control transaction involving the Company and denied any discussions with the Fishers on voting together on any future corporate actions presented or requiring shareholder approval at a meeting or by written consent.

The Common Stock is the only class of equity securities of the Company entitled to vote on all matters presented for shareholder approval.   Each share being entitled to one vote per share.

Unregistered Issuance of Equity Securities. The issuance of the Common Stock to the converting shareholders upon consummation of the Conversion, which Conversion will be processed on December 15, 2009 and should be consummated on or before December 24, 2009, is being made pursuant to the exemption provided by Rule 506 Regulation D under the Securities Act and/or Section 4(2) of the Securities Act of 1933, as amended, (“Act”).  Each of the converting shareholders is an “accredited investor” under Rule 501(a) of Regulation D under the Act.

Caution Concerning Forward-Looking Statements

This Report includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, but not limited to, statements regarding the consummation of the transactions contemplated above. The Company cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements including: the proposed transactions may not be completed as contemplated. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or the voting power of the Common Stock. Such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in any forward-looking statements. Company undertakes no obligation to update or revise any forward-looking statements, except as expressly required by applicable laws.

ITEM 9.01 Financial Statements and Exhibits

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHDT CORPORATION

Date:   December 15, 2009

By: /s/ Stewart Wallach
Stewart Wallach
Chief Executive Officer